UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (July 14, 2004)

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860-644-1551)

Not Applicable
(Former name or former address, if changes since last report)

Item 12. Results of Operations and Financial Condition

On July 14, 2004, Gerber Scientific, Inc. issued a press release reporting adjusted operating results for the fiscal quarter and fiscal year ended April 30, 2004.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.
(Registrant)

Date:	July 14, 2004	By:	/s/ Shawn M. Harrington
Shawn M. Harrington Executive Vice President (Principal Financial and Accounting Officer)